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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  June 5, 1995


                              EATON CORPORATION

       ________________________________________________________________
            (Exact name of registrant as specified in its charter)


                Ohio                 1-1396              34-0196300
          ----------------        -------------      --------------------
          (State or other         (Commission        (I.R.S. Employer
           jurisdiction of         File Number)       Identification No.)
           incorporation)



       Eaton Center
      Cleveland, Ohio                    44114
- ----------------------------     ------------------------------
(Address of principal                   Zip Code
 executive offices)



                                (216) 523-5000
                        ------------------------------
                        Registrant's telephone number,
                             including area code
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Item 5.  Other Events.
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  On June 5, 1995, Eaton Corporation (the "Company") entered into an underwriting agreement (the "Underwriting Agreement") with Lehman Brothers Inc. (the "Underwriter"). Pursuant to the Underwriting Agreement, the Company agreed to sell to the Underwriter, and the Underwriter agreed to purchase from the Company, upon and subject to the terms and conditions set forth in the Underwriting Agreement, $150,000,000 aggregate principal amount of the Company's 6-1/2% Debentures due June 1, 2025 (the "Debentures").

  The Debentures were registered pursuant to a Registration Statement on Form S-3 (File No. 33-52333) (the "1994 Registration Statement"), filed by the Company with the Securities and Exchange Commission ("Commission") on February 18, 1994 and made effective on March 9, 1994, covering the offering on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, of up to $600,000,000 aggregate principal amount of the Company's securities. Information concerning the Debentures and related matters is set forth in the Prospectus dated June 5, 1995 and the Prospectus Supplement dated June 5, 1995 filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933 on June 6, 1995.

  The Debentures will be issued under and in accordance with the Indenture dated as of April 1, 1994 (the "1994 Indenture"), between the Company and Chemical Bank as Trustee. Forms of the 1994 Indenture and the Debentures were filed with the 1994 Registration Statement as Exhibits 4(a) and 4(b) thereto, respectively. The information set forth in each such exhibit is hereby incorporated herein by reference.

  Reference is made to the Computation of Ratio of Earnings to Fixed Charges filed as Exhibit 12(a) hereto.

Item 7.  Financial Statements and Exhibits.
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         (c) Exhibits

12(a)    Computation of Ratio of Earnings to Fixed Charges
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                                  SIGNATURE
                                  ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                        EATON CORPORATION



                        BY \s\ John M. Carmont
                          ---------------------------------------
                          John M. Carmont
                          Vice President and Treasurer


DATE:  June 7, 1995
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                          Current Report on Form 8-K

                              Eaton Corporation


                                EXHIBIT INDEX
                                -------------

                             Exhibit Description
                             -------------------


Exhibit
Number      Description
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12(a)       Computation of Earnings to Fixed Charges